UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 26, 2012

Commission file number    000-53236

SILVER HILL MINES, INC.

(Name of Small Business Issuer in its Charter)

NEVADA	91-1257351
(State of Incorporation)	(IRS Employer identification No.)

1425 Broadway Ave #454 Seattle, Washington	98122
(Address of principal executive offices)	(Zip Code)

Issuer's telephone number, (206) 923 9022

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of July 26, 2012, Ms. Logan resigned from her positions in our Company as continuing arrangement under the aforementioned transaction outlined in Form 8-K filed by the Company on April 5, 2012.  Ms. Logan resigned as Director, Treasurer and President.  Mr. Matthew Maza, the current Secretary of the Company, was placed as President, Treasurer and Director.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

10.1

Board Resolution appointing Matthew Maza to Company positions, dated July 26, 2012

17.1

Resignation of Lisa Logan, dated July 26, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silver Hill Mines, Inc. (Registrant)

Date: July 27, 2012

/s/ Matthew Maza

Matthew Maza, Secretary